UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 5, 2019

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A ordinary shares	LBTYA	Nasdaq Global Select Market
Class B ordinary shares	LBTYB	Nasdaq Global Select Market
Class C ordinary shares	LBTYK	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 16, 2019 (the “Issue Date”), Virgin Media Secured Finance PLC (the “Issuer”) (an indirect wholly-owned subsidiary of the Registrant), subject to the terms and conditions of a purchase agreement with, among others, Credit Suisse Securities (Europe) Limited, as dollar representative of the several dollar initial purchasers named therein (the “Dollar Initial Purchasers”) and Deutsche Bank AG, London Branch, as sterling representative of the several sterling initial purchasers named therein (the “Sterling Initial Purchasers”), issued £300.0 million ($383.9 million at the May 16, 2019 exchange rate) aggregate principal amount of its 5.25% senior secured notes due 2029 (the “Sterling Notes”) to the Sterling Initial Purchasers and issued $825.0 million aggregate principal amount of its 5.50% senior secured notes due 2029 (the “Dollar Notes” and together with the Sterling Notes, the “Notes”) to the Dollar Initial Purchasers pursuant to an indenture (the “Indenture”), dated the Issue Date, between the Issuer and BNY Mellon Corporate Trustee Services Limited as trustee (the “Trustee”), in each case, in a private offering in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended.

On July 5, 2019, the Issuer, subject to the terms and conditions of a purchase agreement with, among others, Citigroup Global Markets Inc., as representative of the several initial purchasers named therein (the “Initial Purchasers”), issued $600.0 million aggregate principal amount of its 5.50% senior secured notes due 2029 (the “Additional Notes”), at 101.750%, to the Initial Purchasers, pursuant to the Indenture, in a private offering in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended.

Also on July 5, 2019, the Issuer entered into a supplemental indenture to the Indenture (the “Supplemental Indenture”) with the Trustee, pursuant to which Section 3.07(d) of the Indenture has been amended to reflect the following call profiles for the benefit of holders of the Notes:

	Redemption Price
Year	Dollar Notes	Sterling Notes
2024	102.7500%	102.6250%
2025	101.3750%	101.3125%
2026	100.6875%	100.6562%
2027 and thereafter	100.0000%	100.0000%

The foregoing description of the Supplemental Indenture and related matters is not complete and is subject to and qualified in its entirety by reference to the Supplemental Indenture, a copy of which is incorporated herein by reference and attached hereto as Exhibit 4.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Name

4.1
Supplemental Indenture, dated as of July 5, 2019, between Virgin Media Secured Finance PLC as Issuer and BNY Mellon Corporate Trustee Services Limited as Trustee, to the Indenture dated May 16, 2019 for 5.50% Senior Secured Notes and 5.25% Senior Secured Notes, each due 2029.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: July 9, 2019